EXHIBIT 10.35


                      LAS VEGAS ENTERTAINMENT NETWORK, INC.
                              EMPLOYMENT AGREEMENT
                                      WITH
                                JOSEPH A. CORAZZI



                  This Employment Agreement (this "Agreement"), by and between Las Vegas Entertainment Network, Inc., a Delaware corporation (the "Company"), and Joseph A. Corazzi ("Executive"), effective as of October 1, 1997, was authorized by the Compensation Committee ("Committee") of the Company's Board of Directors (the "Board") on October ____, 1997.

                                                   RECITALS

                  A. The Committee desires to provide for the continued employment of Executive and to make certain changes in Executive's employment arrangements with the Company which the Committee has determined will reinforce and encourage the continued attention and dedication of Executive to the Company's business as a member of the Company's management. Executive is willing to commit himself to continue to serve the Company on the terms and conditions herein provided.

               B.   The  Company  and  Exeuctive   previsouly  entered  into  an
                    Employment Agreement, dated March 1, 1995 (the "Prior Employment Agreement").

               C. The Company and Executive wish to terminate the Prior Employment Agreement and to enter into this Agreement pursuant to the terms and conditions stated herein.

                  D. The Committee fully recognizes that the continuing possibility of a change in the control of the Company is unsettling to Executive. Therefore, the arrangements set forth below are being made to help assure a continuing dedication by Executive to his duties to the Company notwithstanding the occurrence or potential occurrence of a change in control. In particular, the Committee believes it important, should the Company receive proposals from third parties with respect to its future, to enable Executive, without being influenced by the uncertainties of his own situation, to assess and advise the Company whether such proposals would be in the best interests of the Company and its shareholders and to take such other action regarding such proposals as the Board of Directors might determine to be appropriate.

                                                  AGREEMENT

                  In consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Employment. The Company hereby agrees to continue to employ Executive, and Executive hereby agrees to continue to serve the Company, pursuant to the terms and conditions set forth herein.

                  2. Term. The term of employment of Executive by the Company pursuant to the terms of this Agreement will commence on October 1, 1997 (the "Effective Date"), and end on September 30, 2002 (the "Initial Term"); provided, however, that if the Company fails to notify Executive in writing on or before October 1, 2001 of its desire to have this Agreement expire at the end of its Initial Term, this Agreement shall be automatically extended for another term (the

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"Subsequent  Term")  ending on the  sixth  anniversary  of the date  upon  which
Executive receives written notice of the Company's election to terminate this Agreement. Such notice may be given at anytime during the term of this Agreement and shall be effective (i) on the fifth anniversary of this Agreement if given on or before October 1, 2001, or (ii) the sixth anniversary of the date the termination notice is given to Executive, if given after October 1, 2001. This Agreement shall terminate at the end of the Initial Term or Subsequent Term, as applicable (the "Expiration Date"), unless sooner terminated pursuant to Section 7 hereof. The period from the Effective Date to the date this Agreement is terminated is referred to herein as the "Employment Period."

                  3.       Duties.

               (a) The Executive shall be elected Chairman of the Board and Chief Executive Officer of the Company and, in such capacity, he shall supervise and direct the entire operation of the Company and perform such additional duties related to the business and affairs of the Company as may be delegated to him from time to time by the Board; provided that
                    Executive's duties and responsibilities shall be commensurate with and similar to those generally exercised and assigned during the 90-day period immediately preceding the Effective Date.

               (b) During the Employment Period, and excluding any periods of vacation and sick leave to which Executive is entitled, Executive shall devote his reasonable attention and time during normal business hours to the business and affairs of the Company and use his reasonable best efforts to perform faithfully, fully, competently and efficiently the duties and responsibilities assigned to him hereunder. During the Employment Period, it shall not be a violation of this Agreement for Executive to (i) serve on corporate, civil or charitable boards or committees, (ii) manage personal investments and/or business affairs, or (iii) to engage in other business or profit oriented ventures or enterprises so long as such activities do not materially interfere with the performance of Executive's responsibilities as an employee of the Company in accordance with this Agreement.

                  4. Place of Performance. During the Employment Period, Executive shall be based and his services shall be performed at the Company's principal executive office. Executive agrees and acknowledges that his services hereunder may require reasonable travel in connection with the Company's business to an extent consistent with Executive's present business travel obligations.

                  5.       Compensation and Related Matters.

               (a) Salary. As of the Effective Date, Executive's minimum base salary ("Salary") shall be Three Hundred Fifty Thousand Dollars ($350,000) per annum, payable as nearly as possible in equal monthly or semi-monthly installments in accordance with the payroll practices of the Company which may be in effect from time to time and subject to such withholding as may be required by law. Executive may elect to defer payment of any portion or all of his Salary or any other compensation payable hereunder pursuant to the provisions of any deferred compensation plan that the Company may adopt from time to time.

               (b) Employee Benefit Plans. Executive shall participate in any incentive compensation plan, pension or profit sharing plan, stock purchase or stock option plan, group health, disability, life, dental or hospitalization plans, and other benefit plans maintained by the Company for its executive employees in accordance with the terms and conditions thereof; provided, that Executive shall be eligible to and shall participate in such benefit plans.

                    (c) Payment Upon a Change in Control. Upon the consummation of a definitive agreement by the Company and the purchaser thereunder providing for a Change of Control,

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the Company shall pay  Executive a lump sum cash payment of Two Million  Dollars
($2,000,000) (the "Change in Control Payment"), regardless of whether this Agreement is terminated as a result of the Change in Control. Such payment shall be in addition to all other compensation payable to Executive under this Agreement. For the purposes of this Agreement, a "Change of Control" shall mean:

(i) The transfer, either directly or indirectly, or through one or more intermediaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, or the last of any series of transfers that results in the transfer of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of
     1934) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

(ii) Approval by the stockholders of the Company of (A) a merger or consolidation, with respect to which persons who were the stockholders of the Company immediately prior to such merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company's then outstanding voting securities, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company; or

(iii)The transfer of more than 50% of the assets of the Company, or the last of any series of related transfers that results in the transfer of more than 50% of the assets of the Company;

provided in each case the cash paid plus the fair market value of any other consideration given for the Company's securities or assets, as applicable, when equated to a per share price for the Company's common stock, exceeds by more than fifteen percentage points the average price of the Company's common stock over the 90-day period immediately preceding the event giving rise to the Change in Control.

(d) Annual Bonus. In addition to the compensation set forth above, the Company may pay to Executive, for each of the Company's fiscal years ending with or within the Employment Period, an annual or other periodic bonus (the "Bonus") in such amounts as the Compensation Committee shall determine in its sole discretion based on the Company's earnings and performance and Executive's contributions thereto.

(e) Expenses. During the Employment Period, the Company shall promptly reimburse Executive for all reasonable expenses incurred by Executive in performing his services hereunder, including, but not limited to, telephone and telefax expenses, entertainment expenses, travel expenses, and all living expenses while away from home on business, provided that all such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

(f) Car Allowance. The Company shall furnish Executive with an automobile during the Employment Period for his exclusive use and shall reimburse Employee for all expenses incurred by him in operating and maintaining the automobile during such period.

(g) Retirement Benefit. If Executive has been employed by the Company for at least ten (10) years on the Date of Termination (as defined in Section 7(g)), including any period of service predating the Effective Date of this Agreement, and such termination is other

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than by reason of Sections  7(a)  (death),  or (c)  (cause),  the Company  shall provide Executive with an annual retirement benefit (payable in monthly or semi-monthly installments commencing with the calendar month following the date of his employment termination) equal to fifty percent (50%) of the average annual Salary and Bonus received by Executive under Sections 5(a) and (d) of this Agreement for the twenty-four (24) calendar month period immediately preceding the date of employment termination.

(h) Parking. During the Employment Period, the Company will provide Executive with free parking for his automobile at the Company's principal executive office.

                  6. Directorship. Executive agrees to serve as a director of the Company and its subsidiaries if requested to do so by the Board. The Company shall indemnify Executive for any and all liability (including attorneys' fees) incurred by Executive in connection with serving the Company in any and all such capacities (including in his capacity as an officer and/or employee of the Company and/or its subsidiaries), to the maximum extent permitted by applicable state law. Executive shall be entitled to receive such additional compensation for serving on the Company's Board of Directors as the Board may approve. Executive further agrees that, upon termination of his employment for any reason, he will resign any directorship held with respect to the Company and its subsidiaries, effective as of the Date of Termination (as defined in Section 7(g)).

7. Termination. Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances set forth in Sections 7(a), (b), (c), (d) and (e) below:

(a)  Death. Executive's employment hereunder shall terminate upon his death.

(b) Disability. If the Company determines in good faith that the Disability (as defined below) of Executive has occurred, the Company may give Executive written notice of its intention to terminate Executive's employment. If the Company delivers written notice of termination to Executive pursuant to the preceding sentence, and Executive shall have been absent from his duties hereunder on a full-time basis for the entire period of one-hundred eighty
     (180) consecutive days, and within thirty (30) days after written notice of termination is received by Executive, Executive shall not have returned to full-time performance of his duties hereunder, then Executive's employment hereunder shall terminate effective on the 30th day after such notice of termination is received by Executive. For purposes of this Agreement, "Disability" means sickness or physical or mental disability which renders Executive unable to devote his full time and attention to performing his duties under this Agreement for one hundred eighty (180) or more consecutive days.

(c) Cause. The Company may terminate Executive's employment hereunder for Cause. For purposes of this Agreement, "Cause" means (i) the conviction of Executive of a felony, provided such conviction is a final determination and not subject to further appeal, or (ii) the willful breach of any material provision of this Agreement by Executive (other than any such failure resulting from his incapacity due to physical or mental illness), and which is not remedied within fifteen (15) days after a notice of termination is received by Executive that specifically identifies, as required below, the facts and circumstances leading the Company to believe that Executive has willfully violated this Agreement. For purposes of this subsection, no act, or failure to act, on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive in bad faith and without reasonable belief that his action or omission was in the best interests of the Company. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause without (i) reasonable notice to Executive setting forth the reasons, facts and circumstances for the Company's intention to terminate for Cause, (ii) an opportunity for Executive, together with his

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counsel,  to be heard  before  the  Board of  Directors  and (iii)  delivery  to
Executive of a notice of termination from the Board of Directors finding that in their good faith opinion Executive was guilty of the conduct set forth above, and specifying the particulars thereof in reasonable detail.

(d) Termination by Executive for Good Reason. Executive may terminate his employment hereunder for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Executive's express written consent, the occurrence (a "Change") of any of the following circumstances:

(i) a significant adverse alteration or diminution in the nature of Executive's duties or responsibilities from those in effect immediately prior to such Change, other than insubstantial actions that are fully corrected within thirty (30) days after receipt of written notice from Executive; or

(ii) any failure by the Company to comply substantially with any of the provisions of Section 5 of this Agreement, other than insubstantial actions that are fully corrected within thirty (30) days after receipt of written notice from Executive; or

(iii)any purported termination by the Company of Executive's employment otherwise than as expressly permitted by this Agreement, including, but not limited to, any purported termination which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7(f) hereof (and, if applicable, the requirements of Section 7(c) hereof) (for purposes of this Agreement, no such purported termination shall be effective); or

(iv) any failure by the Company to comply with any material provision of this Agreement that has not been cured within thirty (30) days after notice of such noncompliance has been given by Executive to the Company; or

(v) The Board of Directors shall authorize and direct Executive to cause the Company to enter into a transaction which would, in Executive's considered judgment, materially injure the reputation and business standing of the Company, after Executive has provided to the Board in writing his reasons why such transaction should not be effected and why it would result in such material injury.

Executive's right to terminate his employment pursuant to this Section 7(d) shall not be affected by his incapacity due to physical or mental illness. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

(e) Expiration of Term. This Agreement shall terminate upon the Expiration Date as set forth in Section 2, if not earlier terminated pursuant to the provisions of this Section 7.

(f) Notice of Termination. Any termination of Executive's employment by the Company or by Executive (other than a termination pursuant to subsections
     (a) and (e) of this Section 7) shall be communicated by written "Notice of Termination" to the other party. For purposes of this Agreement, a Notice of Termination shall mean a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated, and (iii) if the Date of Termination (as defined in Section 7(g)) is other than the date of receipt of such notice, specifies the termination date (which date shall not be less than fifteen (15) days after the receipt of such notice). The failure by Executive or the Company to set forth in the

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Notice of Termination any fact or circumstance which contributes to a showing of
Good Reason or Cause, as the case may be, shall not waive any right of Executive or the Company, as the case may be, hereunder or preclude Executive or the Company, as the case may be, from asserting such fact or circumstance in enforcing his or its rights hereunder.

(g) Date of Termination. "Date of Termination" shall mean (i) if Executive's employment is terminated by his death, the date of his death, (ii) if Executive's employment is terminated pursuant to subsection (b) hereof (relating to Disability), thirty (30) days after Notice of Termination is received by Executive (provided that Executive shall not have returned to the performance of his duties on a full-time basis during such thirty
     (30)-day period), (iii) if Executive's employment is terminated pursuant to subsection (c) hereof (relating to Cause), fifteen (15) days after Notice of Termination is received by Executive, (iv) if Executive's employment is terminated pursuant to subsection (d) hereof (relating to termination for Good Reason), thirty (30) days after the Notice of Termination is received by the Company, (v) if Executive's employment is terminated under subsection (e) hereof on the Expiration Date as set forth in Section 2, and
     (vi) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

                  8.       Compensation Upon Termination.

(a) If Executive's employment is terminated by reason of his death or Disability pursuant to Section 7(a) or (b), this Agreement shall terminate without further obligations to Executive's legal representatives under this Agreement; provided, however, that Executive or his legal representatives shall receive

(i) all compensation and obligations accrued or earned by Executive through the Date of Termination (including any payments due under Section 5(c) hereof);

(ii) any accrued vacation pay not yet paid by the Company;

(iii)a lump sum cash payment equal to the amount of Salary that Executive would have been entitled to receive pursuant to Section 5(a) hereof from the Date of Termination through and including the Expiration Date if Executive had been employed by the Company through the Expiration Date (with the Expiration Date determined by assuming that a Notice of Termination was given to Executive on the Date of Termination); and

(iv) in the case of a termination under Section 7(b), the Company shall be obligated to make the payments required under Section 5(g) (if applicable) for the remainder of Executive's life.

All of the amounts set forth in clauses (i), (ii) and (iii) shall be paid to Executive, Executive's estate or Executive's beneficiaries, as applicable, in a lump sum cash payment within ninety (90) days of the Date of Termination. Anything in this Agreement to the contrary notwithstanding, Executive or Executive's family, as the case may be, shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to families of disabled or deceased employees of the Company, as the case may be, under such plans relating to benefits for families of disabled or deceased employees of the Company, as the case may be, if any, in accordance with the most favorable practices of the Company in effect at any time during the Employment Period.

(b) If Executive's employment shall be terminated by the Company for Cause, or by Executive other than for Good Reason, or should this Agreement terminate pursuant to Section 7(e), the Company shall pay Executive all compensation and obligations accrued or earned by

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Executive  through the Date of Termination and any accrued  vacation pay not yet paid by the Company (the "Accrued Compensation"). All such Accrued Compensation shall be paid to Executive in a lump sum in cash within ninety (90) days of the Date of Termination. Other than the payment of such Accrued Compensation, the Company shall have no further obligation to Executive under this Agreement and Executive acknowledges and agrees that this Section 8(b) states his entire and exclusive rights, entitlements and remedies against the Company, its successors, assigns, affiliates, employees and representatives in connection with the termination of his employment by the Company for Cause or by Executive other than for Good Reason.

(c) If (i) in breach of this Agreement, the Company shall terminate Executive's employment other than pursuant to Section 7(a) (relating to death), Section 7(b) (relating to Disability), or Section 7(c) (relating to Cause) (it being understood that a purported termination pursuant to Section 7(b) or 7(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement), or (ii) Executive shall terminate his employment for Good Reason, then

(A) the Company shall make a lump sum payment of cash to Executive equal to the sum of the amounts set forth in Section 5(c) (if applicable) and Sections 8(a)(i), (ii) and (iii) within ninety (90) days of the Date of Termination;

(B) the Company shall pay Executive the retirement benefit set forth in Section 5(g) (if applicable) for the remainder of his life;

(C) the Company shall pay Executive a lump sum in cash equal to the present value of all additional accrued benefits, as calculated by an actuary selected by Executive using reasonable assumptions, so long as the interest rate assumption is one percentage point less than the "Applicable Interest Rate" (as defined in Section 411(a)(11)(B) (ii) of the Code), that Executive would have received under all pension and retirement plans maintained by the Company, if Executive's employment would have continued through the Expiration Date (determined by assuming that Executive received a Notice of Termination on the Date of Termination), disregarding any limitation imposed by law on an amount payable by a qualified pension plan, less any amounts which will be paid by such plans; provided, however, that for purposes of calculating the Company's payment to Executive pursuant to this subsection (c), Executive shall be deemed to be 100% vested in any and all applicable employee pension plans as of the last day of the Employment Period; and provided further, that if any pension plan in which Executive participates shall be discontinued, for purposes of calculating the Company's payment to Executive pursuant to this subsection (c), such discontinued plan shall be deemed to have been in full force and effect without interruption for the entire Employment Period;

(D) through the Expiration Date, the Company shall continue all other benefits to Executive and/or Executive's family at least equal to those benefits which would have been provided to Executive and/or Executive's family in accordance with the plans, programs, practices and policies referred to in this Agreement if Executive had been employed by the Company through the Expiration Date (with the Expiration Date determined by assuming that Executive received a Notice of Termination on the Date of Termination);

(E) any stock options to purchase stock of the Company held by Executive on the Date of Termination which are not at such time currently exercisable shall, as of that date, automatically become exercisable;

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(F)  all shares of stock of the Company held by Executive  under any  restricted stock plan which are still subject to restrictions on the Date of Termination shall, as of that date, automatically become free of all restrictions;

(G) the Company will provide Executive with suitable office space (equivalent to that occupied by Executive at the time of the Date of Termination and private secretarial services in Los Angeles away from the Company's offices for a period of two (2) years following the Date of Termination; and

(H) the Company shall, at Executive's election, either (A) reimburse Executive for all expenses incurred by him in finding new employment plus the costs of moving Executive and his family and possessions to a new location; or
     (B) pay Executive One Hundred Thousand Dollars ($100,000) in cash within ninety (90) days of the Date of Termination.

                  Other than the  payment of the amounts set forth above in this
Section 8(c), the Company shall have no further obligations to Executive under this Agreement and Executive acknowledges and agrees that this Section 8(c) states his entire and exclusive rights, entitlements and remedies against the Company, its successors, assigns, affiliates, employees and representatives in connection with the termination by the Company of his employment under the circumstances described in Section 8(c)(i) or by Executive for Good Reason under
Section 8(c)(ii).

                  9.  Nondisclosure.  Executive  agrees not to disclose,  either while in the Company's employ or at any time thereafter, to any person not employed on a full-time basis by the Company or its affiliates, or not engaged to render services to the Company or its affiliates, except with the prior written consent of an officer authorized to act in the matter by the Board, any confidential information obtained by Executive while in the employ of the Company, provided, however, that this provision shall not preclude Executive from the use or disclosure of information known generally to the public or of information not treated as confidential by the Company or from disclosure required by law or court order. The agreement made in this Section 9 shall be in addition to, and not in limitation or derogation of, any obligations otherwise imposed by law or by separate agreement upon Executive in respect of confidential information of the Company.

                  10.      Successors; Binding Agreement.

(a) The Company will use its best efforts to require any and all successors to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
     Section 10 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. Executive agrees and acknowledges that the provisions of this Section 10 do not apply to a merger in which the Company is the surviving corporation (it being understood that the Company's obligations hereunder would be unaffected thereby).

(b) Since this Agreement is based upon the unique abilities of Executive, he shall have no right to delegate his duties under this Agreement without the written consent of the Company.

                                      xxxi.

(c) This Agreement and all rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's designee or, if there be no such designee, to Executive's estate.

                  11. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or on the day following delivery to a reputable overnight courier, postage prepaid, addressed as follows:

                  If to Executive: Mr. Joseph A. Corazzi
                                  505 Marquette
                                   Suite 1608
                          Albuquerque, New Mexico 87102


                  If to the Company:     Las Vegas Entertainment Network, Inc.
                                         1801 Century Park East, 23rd Floor
                                         Los Angeles, California  90067
                                         Attention:  Chief Financial Officer

or to such other address as any party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  13. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and the Company's Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Except as provided in Section 20, any dispute between the parties shall be submitted to arbitration, the venue for which shall be Los Angeles, California, unless otherwise agreed to in writing by the parties. In the event of any proceeding brought to enforce this Agreement, the prevailing party shall be entitled to costs of suit and attorneys' fees, in addition to any other remedies available. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without regard to its conflicts of law principles.

14. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

16. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of any subject matter contained herein and supersedes all prior severance or other agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, except for any

                                      xxxi.

agreements related to Executive's acquisition of, or right to acquire, the Company's or its subsidiaries' stock and except for the Company's obligation to pay Executive his accrued or deferred salary for any period ending on or prior to September 30, 1997, and which shall be paid by the Company to Executive on or before the earlier of (i) April 15, 1998, or (ii) the termination of this Agreement, and, except as set forth in the immediately preceding clause, any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled, including, without limitation, the Prior Employment Agreement.

17. Expenses. The Company shall reimburse Executive for any legal expenses incurred in preparing this Agreement and any related agreements.

18. Executive's Representations. Executive represents that, to the best of his knowledge, there are no events or circumstances in his personal background or associations with others which would result in any casino or gaming authority's refusal to grant a casino or gaming license to Executive, the Company or its subsidiaries.

                  19.  Interest.  Any funds not paid to Executive  within thirty
(30) days after they are due under this Agreement shall accrue interest at the prime rate published in the Wall Street Journal from time to time, from the date such payments were due until the date they are paid by the Company.

                  20. Arbitration and Litigation. In the event the Company terminates Executive by reason of his Disability or for Cause and Executive disputes the accuracy of such assertion of Disability or Cause, or in the event Executive terminates his employment for Good Reason and the Company disputes the accuracy of such assertion of Good Reason, the accuracy of such assertion shall be submitted to arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association ("Association") or its successor, provided Executive or the Company files a written demand for arbitration at a regional office of the Association within thirty (30) days following the Date of Termination. During the pendency of the arbitration proceeding, Executive will continue to be paid his Salary and receive the other compensation benefits set forth in Section 5. In the event the arbitrator finds that the termination by the Company was not for Disability or not for Cause, as applicable, or that the termination by Executive was for Good Reason, Executive shall not be entitled to reinstatement, but shall be entitled to the benefits of
Section 8(c) and in either case payment of his reasonable legal expenses in such arbitration.

                  21. Representation of the Company. The Company represents that the execution and performance of this Agreement will not result in a breach of any of the terms and conditions of any employment or other agreement between the Company and any other person or party.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated on the first page of this Agreement.



                               LAS VEGAS ENTERTAINMENT NETWORK,
                               INC. (the "Company")


                                                     By:
                                                     Title:



                                      xxxv.

                                              /s/  JOSEPH A. CORAZZI
                                                JOSEPH A. CORAZZI
                                                ("Executive")

Approved by the
   Company's Compensation Committee


By:


By:

                                      xxxv.

                                     LAS VEGAS COMMUNICATIONS CORPORATION

                                             EMPLOYMENT AGREEMENT

                                                     WITH

                                              JOSEPH A. CORAZZI

                  This Employment Agreement (this "Agreement"), by and between Las Vegas Communications Corporation, a Delaware corporation (the "Company"), and Joseph A. Corazzi ("Executive"), effective as of October 1, 1997, was authorized by the Compensation Committee ("Committee") of the Company's Board of Directors (the "Board") on October ___, 1997.

                                                   RECITALS

                  A. The Committee desires to provide for the continued employment of Executive and to make certain changes in Executive's employment arrangements with the Company which the Committee has determined will reinforce and encourage the continued attention and dedication of Executive to the Company's business as a member of the Company's management. Executive is willing to commit himself to continue to serve the Company on the terms and conditions herein provided.

B. The Company and Executive previously entered into an Employment Agreement, dated March 1, 1995 (the "Prior Employment Agreement").

C. The Company and Executive wish to terminate the Prior Employment Agreement and to enter into this Agreement pursuant to the terms and conditions stated herein.

                                                  AGREEMENT

                  In consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Employment. The Company hereby agrees to continue to employ Executive, and Executive hereby agrees to continue to serve the Company, pursuant to the terms and conditions set forth herein.

                  2. Term. The term of employment of Executive by the Company pursuant to the terms of this Agreement will commence on October 1, 1997 (the "Effective Date"), and end on September 30, 2002 (the "Initial Term"); provided, however, that if the Company fails to notify Executive in writing on or before October 1, 2001 of its desire to have this Agreement expire at the end of its Initial Term, this Agreement shall be automatically extended for another term (the "Subsequent Term") ending on the sixth anniversary of the date upon which Executive receives written notice of the Company's election to terminate this Agreement. Such notice may be given at anytime during the term of this Agreement and shall be effective (i) on the fifth anniversary of this Agreement if given on or before October 1, 2001, or (ii) the sixth anniversary of the date the termination notice is given to Executive, if given after October 1, 2001. This Agreement shall terminate at the end of the Initial Term or Subsequent Term, as applicable (the "Expiration Date"), unless sooner terminated pursuant to Section 7 hereof. The period from the Effective Date to the date this Agreement is terminated is referred to herein as the "Employment Period."

                                      xxxv.

                  3.       Duties.

(a) The Executive shall be elected Chairman of the Board and Chief Executive Officer of the Company and, in such capacity, he shall supervise and direct the entire operation of the Company and perform such additional duties related to the business and affairs of the Company as may be delegated to him from time to time by the Board; provided that Executive's duties and responsibilities shall be commensurate with and similar to those generally exercised and assigned during the 90-day period immediately preceding the Effective Date.

(b) During the Employment Period, and excluding any periods of vacation and sick leave to which Executive is entitled, Executive shall devote his reasonable attention and time during normal business hours to the business and affairs of the Company and use his reasonable best efforts to perform faithfully, fully, competently and efficiently the duties and responsibilities assigned to him hereunder. During the Employment Period, it shall not be a violation of this Agreement for Executive to (i) serve on corporate, civil or charitable boards or committees, (ii) manage personal investments and/or business affairs, or (iii) to engage in other business or profit oriented ventures or enterprises so long as such activities do not materially interfere with the performance of Executive's responsibilities as an employee of the Company in accordance with this Agreement.

                  4. Place of Performance. During the Employment Period, Executive shall be based and his services shall be performed at the Company's principal executive office. Executive agrees and acknowledges that his services hereunder may require reasonable travel in connection with the Company's business to an extent consistent with Executive's present business travel obligations.

                  5.       Compensation and Related Matters.

(a) Salary. As of the Effective Date, Executive's minimum base salary ("Salary") shall be Two Hundred Thousand Dollars ($200,000) per annum, payable as nearly as possible in equal monthly or semi-monthly installments in accordance with the payroll practices of the Company which may be in effect from time to time and subject to such withholding as may be required by law. Executive may elect to defer payment of any portion or all of his Salary or any other compensation payable hereunder pursuant to the provisions of any deferred compensation plan that the Company may adopt from time to time.

(b) Employee Benefit Plans. Executive shall participate in any incentive compensation plan, pension or profit sharing plan, stock purchase or stock option plan, group health, disability, life, dental or hospitalization plans, and other benefit plans maintained by the Company for its executive employees in accordance with the terms and conditions thereof; provided, that Executive shall be eligible to and shall participate in such benefit plans.

(c) Annual Bonus. In addition to the compensation set forth above, the Company may pay to Executive, for each of the Company's fiscal years ending with or within the Employment Period, an annual or other periodic bonus (the "Bonus") in such amounts as the Compensation Committee shall determine in its sole discretion based on the Company's earnings and performance and Executive's contributions thereto.

(d) Expenses. During the Employment Period, the Company shall promptly reimburse Executive for all reasonable expenses incurred by Executive in performing his services hereunder, including, but not limited to, telephone and telefax expenses, entertainment expenses, travel expenses, and all living expenses while away from home on business, provided that

                                      xxxv.

all such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

(e) Profit Participation. For each fiscal year of the Company ending with or within the Employment Period, Executive shall receive a lump sum cash payment equal to five percent (5%) of the Company's "EBITDA Profits" reported for such fiscal year. For purposes of this Agreement, EBITDA Profits shall mean the Company's net earnings for the fiscal year, determined by excluding any expense associated with interest, income taxes, depreciation or amortization. Such payment shall be made to Executive by the Company within thirty (30) days after the date the EBITDA Profits are finally determined by the Company's auditors and reported to the Company.

6. Directorship. Executive agrees to serve as a director of the Company if requested to do so by the Board. The Company shall indemnify Executive for any and all liability (including attorneys' fees) incurred by Executive in connection with serving the Company in any and all such capacities (including in his capacity as an officer and/or employee of the Company), to the maximum extent permitted by applicable state law. Executive shall be entitled to receive such additional compensation for serving on the Company's Board of Directors as the Board may approve. Executive further agrees that, upon termination of his employment for any reason, he will resign any directorship held with respect to the Company, effective as of the Date of Termination (as defined in Section 7(g)).

7. Termination. Executive's employment hereunder may be terminated without any breach of this Agreement only under the following circumstances set forth in Sections 7(a), (b), (c), (d) and (e) below:

(a)  Death. Executive's employment hereunder shall terminate upon his death.

(b) Disability. If the Company determines in good faith that the Disability (as defined below) of Executive has occurred, the Company may give Executive written notice of its intention to terminate Executive's employment. If the Company delivers written notice of termination to Executive pursuant to the preceding sentence, and Executive shall have been absent from his duties hereunder on a full-time basis for the entire period of one-hundred eighty
     (180) consecutive days, and within thirty (30) days after written notice of termination is received by Executive, Executive shall not have returned to full-time performance of his duties hereunder, then Executive's employment hereunder shall terminate effective on the 30th day after such notice of termination is received by Executive. For purposes of this Agreement, "Disability" means sickness or physical or mental disability which renders Executive unable to devote his full time and attention to performing his duties under this Agreement for one hundred eighty (180) or more consecutive days.

(c) Cause. The Company may terminate Executive's employment hereunder for Cause. For purposes of this Agreement, "Cause" means (i) the conviction of Executive of a felony, provided such conviction is a final determination and not subject to further appeal, or (ii) the willful breach of any material provision of this Agreement by Executive (other than any such failure resulting from his incapacity due to physical or mental illness), and which is not remedied within fifteen (15) days after a notice of termination is received by Executive that specifically identifies, as required below, the facts and circumstances leading the Company to believe that Executive has willfully violated this Agreement. For purposes of this subsection, no act, or failure to act, on Executive's part shall be considered "willful" unless done, or omitted to be done, by Executive in bad faith and without reasonable belief that his action or omission was in the best interests of the Company. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause without (i reasonable notice to Executive setting forth the reasons, facts and circumstances for

                                      xxxi.

the Company's intention to terminate for Cause, (ii) an opportunity for Executive, together with his counsel, to be heard before the Board of Directors and (iii) delivery to Executive of a notice of termination from the Board of Directors finding that in their good faith opinion Executive was guilty of the conduct set forth above, and specifying the particulars thereof in reasonable detail.

(d) Termination by Executive for Good Reason. Executive may terminate his employment hereunder for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Executive's express written consent, the occurrence (a "Change") of any of the following circumstances:

(i) a significant adverse alteration or diminution in the nature of Executive's duties or responsibilities from those in effect immediately prior to such Change, other than insubstantial actions that are fully corrected within thirty (30) days after receipt of written notice from Executive; or

(ii) any failure by the Company to comply substantially with any of the provisions of Section 5 of this Agreement, other than insubstantial actions that are fully corrected within thirty (30) days after receipt of written notice from Executive; or

(iii)any purported termination by the Company of Executive's employment otherwise than as expressly permitted by this Agreement, including, but not limited to, any purported termination which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 7(f) hereof (and, if applicable, the requirements of Section 7(c) hereof) (for purposes of this Agreement, no such purported termination shall be effective); or

(iv) any failure by the Company to comply with any material provision of this Agreement that has not been cured within thirty (30) days after notice of such noncompliance has been given by Executive to the Company; or

(v) The Board of Directors shall authorize and direct Executive to cause the Company to enter into a transaction which would, in Executive's considered judgment, materially injure the reputation and business standing of the Company, after Executive has provided to the Board in writing his reasons why such transaction should not be effected and why it would result in such material injury.

Executive's right to terminate his employment pursuant to this Section 7(d) shall not be affected by his incapacity due to physical or mental illness. Executive's continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.



(e) Expiration of Term. This Agreement shall terminate upon the Expiration Date as set forth in Section 2, if not earlier terminated pursuant to the provisions of this Section 7.

(f) Notice of Termination. Any termination of Executive's employment by the Company or by Executive (other than a termination pursuant to subsections
     (a) and (e) of this Section 7) shall be communicated by written "Notice of Termination" to the other party. For purposes of this Agreement, a Notice of Termination shall mean a notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the

                                      xxxx.

provision so indicated, and (iii) if the Date of Termination (as defined in Section 7(g)) is other than the date of receipt of such notice, specifies the termination date (which date shall not be less than fifteen (15) days after the receipt of such notice). The failure by Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause, as the case may be, shall not waive any right of Executive or the Company, as the case may be, hereunder or preclude Executive or the Company, as the case may be, from asserting such fact or circumstance in enforcing his or its rights hereunder.

(g) Date of Termination. "Date of Termination" shall mean (i) if Executive's employment is terminated by his death, the date of his death, (ii) if Executive's employment is terminated pursuant to subsection (b) hereof (relating to Disability), thirty (30) days after Notice of Termination is received by Executive (provided that Executive shall not have returned to the performance of his duties on a full-time basis during such thirty
     (30)-day period), (iii) if Executive's employment is terminated pursuant to subsection (c) hereof (relating to Cause), fifteen (15) days after Notice of Termination is received by Executive, (iv) if Executive's employment is terminated pursuant to subsection (d) hereof (relating to termination for Good Reason), thirty (30) days after the Notice of Termination is received by the Company, (v) if Executive's employment is terminated under subsection (e) hereof on the Expiration Date as set forth in Section 2, and
     (vi) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

                  8.       Compensation Upon Termination.

(a) If Executive's employment is terminated by reason of his death or Disability pursuant to Section 7(a) or (b), this Agreement shall terminate without further obligations to Executive's legal representatives under this Agreement; provided, however, that Executive or his legal representatives shall receive

(i) all compensation and obligations accrued or earned by Executive through the Date of Termination;

(ii) any accrued vacation pay not yet paid by the Company;

(iii)a lump sum cash payment equal to the amount of Salary that Executive would have been entitled to receive pursuant to Section 5(a) hereof from the Date of Termination through and including the Expiration Date if Executive had been employed by the Company through the Expiration Date (with the Expiration Date determined by assuming that a Notice of Termination was given to Executive on the Date of Termination); and

(iv) a lump sum cash payment equal to the amount that the Executive would have received pursuant to Section 5(e) had he been employed as of the end of the Company's fiscal year which ends immediately following the Date of Termination resulting from Executive's death or Disability.

All of the amounts set forth in clauses (i), (ii) and (iii) shall be paid to Executive, Executive's estate or Executive's beneficiaries, as applicable, in a lump sum cash payment within ninety (90) days of the Date of Termination. The amount set forth in clause (iv) shall be paid within thirty (30) days of the date the EBITDA Profits are finally determined. Anything in this Agreement to the contrary notwithstanding, Executive or Executive's family, as the case may be, shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Company to families of disabled or deceased employees of the Company, as the case may be, under such plans relating to benefits for

                                       er.

families of disabled or deceased employees of the Company, as the case may be, if any, in accordance with the most favorable practices of the Company in effect at any time during the Employment Period.

(b) If Executive's employment shall be terminated by the Company for Cause, or by Executive other than for Good Reason, or should this Agreement terminate pursuant to Section 7(e), the Company shall pay Executive all compensation and obligations accrued or earned by Executive through the Date of Termination and any accrued vacation pay not yet paid by the Company (the "Accrued Compensation"). All such Accrued Compensation shall be paid to Executive in a lump sum in cash within ninety (90) days of the Date of Termination. In addition, in the event of a termination under Section 7(e), Executive shall receive a cash payment equal to the amount specified in
     Section 5(e) for the Company's fiscal year ending immediately following the Date of Termination, prorated by a percentage, the numerator of which is the number of days during such fiscal year that Executive was employed by the Company, and the denominator of which is the total number of days in such fiscal year. Such amount shall be paid within thirty (30) days following the final determination of the Company's EBITDA Profits for such fiscal year.

Otherthan the payments set forth in this Section  8(b),  the Company  shall have no further  obligation  to Executive  under this  Agreement  and  Executive acknowledges and agrees that this Section 8(b) states his entire and exclusive rights, entitlements and remedies against the Company, its successors, assigns, affiliates, employees and representatives in connection with the termination of his employment by the Company for Cause or by Executive other than for Good Reason.

(c) If (i) in breach of this Agreement, the Company shall terminate Executive's employment other than pursuant to Section 7(a) (relating to death), Section 7(b) (relating to Disability), or Section 7(c) (relating to Cause) (it being understood that a purported termination pursuant to Section 7(b) or 7(c) hereof which is disputed and finally determined not to have been proper shall be a termination by the Company in breach of this Agreement), or (ii) Executive shall terminate his employment for Good Reason, then

(A) the Company shall make a lump sum payment of cash to Executive equal to the sum of the amounts set forth in Sections 8(a)(i), (ii) and (iii) within ninety (90) days of the Date of Termination;

(B) the Company shall continue to make the payments required under Section 5(e) (relating to the Company's EBITDA Profits) for each fiscal year of the Company ending with or within the period commencing with the Date of Termination and ending on the Expiration Date (with the Expiration Date determined by assuming that a Notice of Termination was given to Executive on the Date of Termination);

(C) through the Expiration Date, the Company shall continue all other benefits to Executive and/or Executive's family at least equal to those benefits which would have been provided to Executive and/or Executive's family in accordance with the plans, programs, practices and policies referred to in this Agreement if Executive had been employed by the Company through the Expiration Date (with the Expiration Date determined by assuming that Executive received a Notice of Termination on the Date of Termination);

(D) any stock options to purchase stock of the Company held by Executive on the Date of Termination which are not at such time currently exercisable shall, as of that date, automatically become exercisable; and

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(E)  all shares of stock of the Company held by Executive  under any  restricted stock plan which are still subject to restrictions on the Date of Termination shall, as of that date, automatically become free of all restrictions.

                  Other than the  payment of the amounts set forth above in this
Section 8(c), the Company shall have no further obligations to Executive under this Agreement and Executive acknowledges and agrees that this Section 8(c) states his entire and exclusive rights, entitlements and remedies against the Company, its successors, assigns, affiliates, employees and representatives in connection with the termination by the Company of his employment under the circumstances described in Section 8(c)(i) or by Executive for Good Reason under
Section 8(c)(ii).

                  9.  Nondisclosure.  Executive  agrees not to disclose,  either while in the Company's employ or at any time thereafter, to any person not employed on a full-time basis by the Company or its affiliates, or not engaged to render services to the Company or its affiliates, except with the prior written consent of an officer authorized to act in the matter by the Board, any confidential information obtained by Executive while in the employ of the Company, provided, however, that this provision shall not preclude Executive from the use or disclosure of information known generally to the public or of information not treated as confidential by the Company or from disclosure required by law or court order. The agreement made in this Section 9 shall be in addition to, and not in limitation or derogation of, any obligations otherwise imposed by law or by separate agreement upon Executive in respect of confidential information of the Company.

                  10.      Successors; Binding Agreement.

(a) The Company will use its best efforts to require any and all successors to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to terminate his employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this
     Section 10 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. Executive agrees and acknowledges that the provisions of this Section 10 do not apply to a merger in which the Company is the surviving corporation (it being understood that the Company's obligations hereunder would be unaffected thereby).

(b) Since this Agreement is based upon the unique abilities of Executive, he shall have no right to delegate his duties under this Agreement without the written consent of the Company.

(c) This Agreement and all rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's designee or, if there be no such designee, to Executive's estate.

11. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been

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duly given when  personally  delivered  or on the day  following  delivery  to a reputable overnight courier, postage prepaid, addressed as follows:

                  If to Executive:                    Mr. Joseph A. Corazzi
                                  505 Marquette
                                   Suite 1608
                          Albuquerque, New Mexico 87102


                  If to the Company:    Las Vegas Communications Corporation
                                        1801 Century Park East, 23rd Floor
                                        Los Angeles, California  90067
                                        Attention:  Chief Financial Officer

or to such other address as any party may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                  13. Miscellaneous. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and the Company's Board of Directors. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. Except as provided in Section 20, any dispute between the parties shall be submitted to arbitration, the venue for which shall be Los Angeles, California, unless otherwise agreed to in writing by the parties. In the event of any proceeding brought to enforce this Agreement, the prevailing party shall be entitled to costs of suit and attorneys' fees, in addition to any other remedies available. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without regard to its conflicts of law principles.

14. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

                  16. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of any subject matter contained herein and supersedes all prior severance or other agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto and, except as set forth in the immediately preceding clause, any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and canceled, including, without limitation, the Prior Employment Agreement.

17. Expenses. The Company shall reimburse Executive for any legal expenses incurred in preparing this Agreement and any related agreements.

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18.  Executive's Representations.  Executive represents that, to the best of his knowledge, there are no events or circumstances in his personal background or associations with others which would result in any casino or gaming authority's refusal to grant a casino or gaming license to Executive, the Company or its subsidiaries.

                  19.  Interest.  Any funds not paid to Executive  within thirty
(30) days after they are due under this Agreement shall accrue interest at the prime rate published in the Wall Street Journal from time to time, from the date such payments were due until the date they are paid by the Company.

                  20. Arbitration and Litigation. In the event the Company terminates Executive by reason of his Disability or for Cause and Executive disputes the accuracy of such assertion of Disability or Cause, or in the event Executive terminates his employment for Good Reason and the Company disputes the accuracy of such assertion of Good Reason, the accuracy of such assertion shall be submitted to arbitration in accordance with the then current commercial arbitration rules of the American Arbitration Association ("Association") or its successor, provided Executive or the Company files a written demand for arbitration at a regional office of the Association within thirty (30) days following the Date of Termination. During the pendency of the arbitration proceeding, Executive will continue to be paid his Salary and receive other compensation benefits set forth in Section 5. In the event the arbitrator finds that the termination by the Company was not for Disability or not for Cause, as applicable, or that the termination by Executive was for Good Reason, Executive shall not be entitled to reinstatement, but shall be entitled to the benefits of
Section 8(c) and in either case payment of his reasonable legal expenses in such arbitration.

                  21. Representation of the Company. The Company represents that the execution and performance of this Agreement will not result in a breach of any of the terms and conditions of any employment or other agreement between the Company and any other person or party.

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                  IN WITNESS  WHEREOF,  the parties have executed this Agreement on the date indicated on the first page of this Agreement.



                                                     LAS VEGAS COMMUNICATIONS
                                                     CORPORATION (the "Company")


                                                     By:
                                                     Title:





                                                     /s/      JOSEPH A. CORAZZI
                                                              JOSEPH A. CORAZZI
                                                              ("Executive")

Approved by the
   Company's Compensation Committee



By:




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